020 P-1
                         SUPPLEMENT DATED MARCH 27, 2002
                              TO THE PROSPECTUS OF
                          FRANKLIN FLOATING RATE TRUST
                             DATED DECEMBER 1, 2001

The prospectus is amended as follows:

I. The "Who Manages the Fund?" section on page 30 is replaced with the following:

 WHO MANAGES THE FUND?

 THE BOARD. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations.

 INVESTMENT MANAGER. Franklin Advisers, Inc. manages the Fund's assets. The manager also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, the manager and its affiliates manage over $266 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions.

 PORTFOLIO MANAGERS.

 Richard C. D'Addario
 Senior Vice President of Franklin Advisers, Inc.

 Mr. D'Addario is a Vice President of the Fund and has been a manager of the Fund since 2000. He joined Franklin Advisers, Inc. in 1996. Mr. D'Addario was formerly Director of Banking & Finance for Soros Fund Management and for 13 years a vice president at Citibank where he was responsible for lending to companies in the corporate middle market and investment management industries. He is a Chartered Financial Analyst (CFA) Level II candidate.

 Chauncey F. Lufkin
 Executive Vice President of Franklin Advisers, Inc.
 Mr. Lufkin is a Vice President of the Fund and has been the portfolio manager of the Fund since its inception. Mr. Lufkin has been a portfolio manager of Franklin Advisers, Inc. since 1990. He was formerly an employee of Manufacturers Hanover Trust Co. (now J.P. Morgan Chase & Co.), where he worked in the Acquisition Finance Group specializing in structuring and negotiation of leveraged transactions, and formerly an employee of Security Pacific National Bank (now Bank of America).

 Richard S. Hsu CFA,
 Vice President of Franklin Advisers, Inc.
 Mr. Hsu is an Assistant Vice President of the Fund and has been a manager of the Fund since 2000. He joined Franklin Templeton Investments in 1996. He is a Chartered Financial Analyst (CFA). He is also a member of the Security Analysts of San Francisco (SASF) and the Association for Investment Management and Research (AIMR). Mr. Hsu has received both a bachelor of arts degree with honors and a master of arts degree from Stanford University.

 MANAGEMENT FEES. For the fiscal year ended July 31, 2001, management fees before any advance waiver were 0.80% of the average net assets of the Fund. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investing in a Franklin Templeton money fund, the Fund paid 0.78% of its average net assets to the manager for its services. This reduction is required by the Fund's Board and an exemptive order by the Securities and Exchange Commission.

               Please keep this supplement for future reference.